EXHIBIT 10.1
SEVENTH AMENDMENT TO CREDIT AGREEMENT
     This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of November 27, 2006, by and among AGCO CORPORATION, a Delaware corporation (“AGCO”), AGCO CANADA, LTD., a Saskatchewan corporation (“Canadian Subsidiary”), AGCO LIMITED, an English corporation (“English Subsidiary One”), AGCO INTERNATIONAL LIMITED, an English corporation (“English Subsidiary Two”), AGCO HOLDING B.V., a Netherlands corporation (“Netherlands Subsidiary”), AGCO DEUTSCHLAND HOLDING LIMITED & CO. KG, a German limited partnership (“German Subsidiary”), and VALTRA HOLDING OY, a Finnish limited liability company (“Finnish Subsidiary”; AGCO, Canadian Subsidiary, English Subsidiary One, English Subsidiary Two, Netherlands Subsidiary, German Subsidiary and Finnish Subsidiary are referred to herein collectively as the “Borrowers” and individually as a “Borrower”); the lenders (the “Lenders”) signatory hereto; COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, CANADIAN BRANCH, as Canadian administrative agent for the Canadian Lenders (together with any successor, in such capacity, the “Canadian Administrative Agent”); and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as administrative agent for the Lenders (together with any successor, in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Administrative Agent, the Canadian Administrative Agent, the Lenders, the Issuing Banks (as defined in the Credit Agreement), SunTrust Bank and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents, and CoBank, ACB and The Bank of Tokyo-Mitsubishi, Ltd., NY Branch, as Co-Documentation Agents, are parties to that certain Credit Agreement dated as of December 22, 2003 (as amended by that certain First Amendment to Credit Agreement and Consent dated as of April 12, 2004, as further amended by that certain Second Amendment to Credit Agreement dated as of August 17, 2004, as further amended by that certain Third Amendment to Credit Agreement dated as of March 21, 2005, as further amended by that certain Fourth Amendment to Credit Agreement and Consent dated as of June 2, 2005, as further amended by that certain Fifth Amendment to Credit Agreement dated as of March 22, 2006, as further amended by that certain Sixth Amendment to Credit Agreement dated as of October 13, 2006 and as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrowers have requested that certain terms and conditions of the Credit Agreement be amended, and the Lenders signatory hereto, the Canadian Administrative Agent and the Administrative Agent have agreed to the requested amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:
     Section 1. Amendments
               (a) Amendment to Section 1.1. Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby amended and modified by deleting the definitions of “Applicable Capital Market Transaction Documents,” and “New Capital Market Transactions,” and by substituting the following in lieu thereof:
     ““Applicable Capital Market Transaction Documents” means, collectively, as of any date, the Convertible Note Documents, the Existing 2008 Note Documents, the New Senior Subordinated Note Documents, the New Convertible Note Documents and, after the issuance of the 2006 Subordinated Notes, the 2006 Subordinated Note Documents, and any other document governing the Capital Market Transactions that are in effect and binding on AGCO, as of such date of determination.”
     ““New Capital Market Transactions” means, collectively, the transactions contemplated by the Convertible Note Documents, the New Senior Subordinated Note Documents, the New Convertible Note Documents, and, after issuance of the 2006 Subordinated Notes, the 2006 Subordinated Note Documents, together with any issuance of common stock by AGCO prior to the Initial Funding Date.”
               (b) Amendment to Section 1.1. Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby further amended and modified by inserting the following definitions in appropriative alphabetical order therein:
     ““2006 Subordinated Note Documents” means the 2006 Subordinated Note Indenture, the 2006 Subordinated Notes and such other documents and instruments executed by AGCO in connection therewith, in each case in form and substance satisfactory to the Administrative Agent.”
     ““2006 Subordinated Note Indenture” means the Indenture by and among AGCO, as issuer, and the 2006 Subordinated Note Trustee, as trustee, executed in connection with the issuance of the 2006 Subordinated Notes, having subordination provisions identical to the New Senior Subordinated Note Indenture and otherwise in form and substance reasonably satisfactory to the Administrative Agent and as may be amended, modified and supplemented from time to time.”

     ““2006 Subordinated Notes” means those certain subordinated notes in a principal amount not to exceed U.S. $250,000,000, to be issued by AGCO during the fiscal quarter ending December 31, 2006 pursuant to the 2006 Subordinated Note Indenture, which are subordinated to the Obligations on the same terms as the New Senior Subordinated Notes and are otherwise issued on terms and conditions as are reasonably acceptable to the Administrative Agent.”
     ““2006 Subordinated Note Trustee” means the trustee under the 2006 Subordinated Note Indenture, including any successor trustee thereunder.”
               (c) Amendment to Section 4.1. Section 4.1 of the Credit Agreement, Representation and Warranties of Borrowers, is hereby amended and modified by deleting section (k) thereof in its entirety and by substituting the following in lieu thereof:
          “(k) Senior Indebtedness. All Borrowings under this Agreement will be “Senior Indebtedness,” under and as defined in the Convertible Note Indenture and the New Convertible Note Indenture. Upon the making of the initial Loans hereunder and the delivery of the notice specified in Section 3.2(q)(xii) hereof, this Agreement and all Loan Documents shall be (i) the “Bank Credit Agreement,” as defined in the Existing 2008 Note Indenture and the Convertible Note Indenture, and (ii) a “Designated Credit Facility”, as defined in the New Senior Subordinated Note Documents. This Agreement and all Loan Documents shall be the “Bank Credit Agreement,” as defined in the New Convertible Note Indenture. Upon the issuance of the 2006 Subordinated Notes, (i) this Agreement and all Loan Documents shall be the “Bank Credit Agreement” or such other similar term as used in the 2006 Subordinated Note Indenture and (ii) the Obligations shall constitute “Senior Indebtedness” or such other similar term used in the 2006 Subordinated Note Indenture.
               (d) Amendment to Section 7.13. Section 7.13 of the Credit Agreement, Prepayment of Indebtedness, is hereby amended and modified by deleting such Section in its entirety and by substituting the following in lieu thereof:
          “Section 7.13 Prepayments of Indebtedness. From and after the Initial Funding Date, AGCO shall not, and shall not permit its Restricted Subsidiaries to, prepay, redeem, defease or purchase in any manner, or deposit or set aside funds for the purpose of any of the foregoing, make any payment in respect of principal of, or make any payment in respect of interest on, any Funded Debt, except AGCO and its Restricted Subsidiaries may (a) make regularly scheduled payments of principal or interest required in accordance with the terms of the Applicable Capital Market Transaction Documents or the terms of the documents evidencing other Funded Debt permitted hereunder, (b) prepay Indebtedness pursuant to refinancings permitted pursuant to Section 7.1(c), (c)

prepay the Existing Capital Market Transactions and the Bridge Facility from the Net Cash Proceeds received from the issuance of common stock of AGCO, (d) redeem any convertible notes issued pursuant to the Capital Market Transactions provided that (i) any such redemption is mandatory and results from the exercise of a right of conversion by the holders of such notes pursuant to the Applicable Capital Market Transaction Documents, and (ii) at the time of such redemption, no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (e) redeem or prepay the Existing 2008 Notes provided that at the time of such redemption or prepayment of the Existing 2008 Notes, no Default or Event of Default shall have occurred and be continuing or would result therefrom.”
               (e) Section 7.18 of the Credit Agreement, Financial Covenants, is hereby amended and modified by deleting subsection (b), Senior Debt Ratio, in its entirety and by substituting the following in lieu thereof:
     “(b) Senior Debt Ratio. AGCO shall not allow, as of the end of each fiscal quarter of AGCO, the Senior Debt Ratio to exceed the ratio set forth below for the applicable fiscal quarter corresponding thereto:

Fiscal Quarters Ending:	Ratio:
From December 31, 2003 through September 30, 2004	3.70 to 1.00
December 31, 2004 through September 30, 2005	3.50 to 1.00
December 31, 2005	3.00 to 1.00
March 31, 2006 through September 30, 2006	3.25 to 1.00
December 31, 2006 through September 30, 2007	3.00 to 1.00
December 31, 2007 and thereafter	2.75 to 1.00
     provided, however, if AGCO issues the 2006 Subordinated Notes, then, notwithstanding anything to the contrary contained in this Section 7.18(b), for all fiscal quarters of AGCO ending on December 31, 2006 and thereafter, AGCO shall not allow, as of the end of such fiscal quarter, the Senior Debt Ratio to exceed the ratio set forth below for the applicable fiscal quarter corresponding thereto:

Fiscal Quarters Ending:	Ratio:
December 31, 2006 through September 30, 2007	2.75 to 1.00
December 31, 2007 and thereafter	2.50 to 1.00
     Section 2. Representations and Warranties. Each of AGCO and the other Borrowers represents and warrants as follows:
               (a) The execution, delivery and performance by each Borrower of this Amendment and the other transactions contemplated hereby, are within such Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Borrower’s charter or bylaws; (ii) violate any Applicable Law (including, without limitation, to the extent applicable, the Securities Exchange Act of 1934, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and any similar statute); (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Borrower, any of its Subsidiaries or any of their properties (including any of the Applicable Capital Market Transaction Documents); or (iv) except for Permitted Liens, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Borrower or any of its Restricted Subsidiaries;
               (b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Borrower of this Amendment and each other Loan Document contemplated hereby to which it is or is to be a party;
               (c) This Amendment and each other document required to be delivered by a Borrower hereunder has been duly executed and delivered by each Borrower thereto, and constitutes the legal, valid and binding obligation of each Borrower thereto, enforceable against such Borrower in accordance with its terms;
               (d) The representations and warranties contained in Article 4 of the Credit Agreement, and in each of the other Loan Documents, are true and correct on and as of the date hereof as though made on and as of such date, other than (i) any such representations and warranties that, by their terms, expressly refer to an earlier date, and (ii) as a result of changes permitted by the terms of the Credit Agreement; and

               (e) After giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.
     Section 3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date first set forth above when the Administrative Agent shall have received, in form and substance satisfactory to it, each of the following:
               (a) this Amendment, duly executed by the Borrowers, the Canadian Administrative Agent and the Administrative Agent, and Lender Addenda, in the form attached hereto, duly executed by the Required Lenders; and
               (b) the delivery of such other documents, instruments and information, as the Administrative Agent may reasonably request.
     Section 4. Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment as set forth in Section 3 hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
     Section 5. Reaffirmation of Guaranty. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under the Guaranty Agreements to which it is a party remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under such Guaranty Agreements or any of the other Loan Documents to which it is a party.
     Section 6. Costs, Expenses and Taxes. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel for the Administrative Agent with respect thereto).
     Section 7. No Other Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement, or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrowers hereby ratify and confirm their respective obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent at variance with the Credit Agreement such as to require further notice by the Administrative Agent to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Borrowers acknowledge and expressly agree that the Agents and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (in each case as amended hereby).
     Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or via email transmission of an Adobe portable document format file (also known as a “PDF File”) shall be as effective as delivery of a manually executed counterpart hereof.
     Section 9. Delivery of Lender Addenda. Each Lender executing this Amendment shall do so by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Annex I attached hereto, duly executed by such Lender.
     Section 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of New York.
     Section 11. Final Agreement. This Amendment represents the final agreement between the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. The Amendment shall constitute a Loan Document for all purposes.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWERS:

AGCO CORPORATION

By:

Title:

AGCO CANADA, LTD.

By:

Title:

AGCO LIMITED

By:

Title:

AGCO INTERNATIONAL LIMITED

By:

Title:

AGCO HOLDING B.V.

By:

Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
Seventh Amendment to Credit Agreement
Signature Page 1

AGCO DEUTSCHLAND HOLDING
LIMITED & CO. KG

By:

Title:

By:

Title:

VALTRA HOLDING OY

By:

Title:

GUARANTORS:	VALTRA DEUTSCHLAND GMBH
(formerly known as RM 2379
VERMÖGENSVERWALTUNGS GMBH)

By:

Title:

AGCO VERTRIEBS GMBH

By:

Title:

Seventh Amendment to Credit Agreement
Signature Page 2

AGCO GMBH

By:

Title:

AGCO FRANCE S.A.

By:

Title:

AGCO S.A.

By:

Title:

VALTRA TRACTEURS FRANCE S.A.S.

By:

Title:

VALTRA INTERNATIONAL B.V.

By:

Title:

Seventh Amendment to Credit Agreement
Signature Page 3

MASSEY FERGUSON CORP.

By:

Title:

AGCO EQUIPMENT COMPANY

By:

Title:

SUNFLOWER MANUFACTURING COMPANY, INC.

By:

Title:

AGCO MANUFACTURING LTD.

By:

Title:

AGCO SERVICES LTD.

By:

Title:

Seventh Amendment to Credit Agreement
Signature Page 4

VALTRA VUOKRAUS OY

By:

Title:

AGCO DO BRASIL COMERCIA E INDUSTRIA LTDA.

By:

Title:

VALTRA DO BRASIL LTDA.

By:

Title:

EXPORT MARKET SERVICES LLC

By:

Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
Seventh Amendment to Credit Agreement
Signature Page 5

AGENTS, ISSUING BANKS	COÖPERATIEVE CENTRALE RAIFFEISEN-
AND SWING LINE BANK:	BOERENLEENBANK B.A., “RABOBANK
NEDERLAND,” NEW YORK BRANCH, as
Administrative Agent and
Multi-Currency Issuing Bank

By:

Title:

By:

Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
NEDERLAND,” CANADIAN BRANCH, as
Canadian Administrative Agent and Canadian
Issuing Bank

By:

Title:

By:

Title:

LENDERS:	See each Lender Addendum attached hereto
Seventh Amendment to Credit Agreement
Signature Page 7

LENDER ADDENDUM
          Reference is made to the Credit Agreement dated as of December 22, 2003 (as amended by that certain First Amendment to Credit Agreement and Consent dated as of April 12, 2004, as further amended by that certain Second Amendment to Credit Agreement dated as of August 17, 2004, as further amended by that certain Third Amendment to Credit Agreement dated as of March 21, 2005 as further amended by that certain Fourth Amendment to Credit Agreement and Consent dated as of June 2, 2005, as further amended by that certain Fifth Amendment to Credit Agreement dated as of March 22, 2006, as further amended by that certain Sixth Amendment to Credit Agreement dated as of October 13, 2006 and as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”) among AGCO Corporation, AGCO Canada Ltd., AGCO Limited, AGCO International Limited, AGCO Holding B.V., AGCO Deutschland Holding Limited & Co. KG and Valtra Holding Oy (collectively, the “Borrowers”), the lenders signatory thereto (together with any other financial institution that subsequently becomes a Lender thereunder, the “Lenders”), the Issuing Banks (as defined in the Credit Agreement), Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, Canadian Branch, as Canadian Administrative Agent, SunTrust Bank and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents, CoBank, ACB and The Bank of Tokyo-Mitsubishi, Ltd., NY Branch, as Co-Documentation Agents, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as the Administrative Agent (the “Administrative Agent”). Capitalized terms used herein without definition shall have the respective meanings ascribed to those terms in the Credit Agreement.
          Upon execution and delivery of this Lender Addendum by the undersigned Lender, the undersigned Lender hereby consents to and agrees with all of the terms and conditions contained in, and shall become a party to, the Seventh Amendment to Credit Agreement dated as of November 27, 2006.
          THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission or via email transmission of an Adobe portable document file (also known as a “PDF File”) shall be effective as delivery of a manually executed counterpart hereof.
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          IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers effective as of the date set forth herein.

[NAME OF LENDER]

By:

Name:

Title:

Lender Addendum
Signature Page